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                                                                   EXHIBIT 10.49


                                                                     (LEWISBURG)

                                    GUARANTY


TO:      MEDITRUST ACQUISITION CORPORATION II

         1. GUARANTY OF PAYMENT AND PERFORMANCE OF OBLIGATIONS. For value received and hereby acknowledged and as an inducement to MEDITRUST ACQUISITION CORPORATION II, a Delaware corporation, having its principal office at 197 First Avenue, Needham Heights, Massachusetts 02194 (hereinafter referred to as the "Lender") to: (a) enter into that certain lease transaction with BLACK BOX OF LEWISBURG, INC., a Delaware corporation, having its principal place of business at 65 Allerton Street, Boston, Massachusetts 02119, (hereinafter referred to as the "Guarantor") evidenced by a Facility Lease Agreement of even date by and between the Guarantor, as Lessee, and the Lender, as Lessor (the "Facility Lease") relating to certain real property located in East Buffalo Township, Union County, Pennsylvania and the improvements to be constructed thereon, including, without limitation, the personal care home to be known as Balanced Care at Lewisburg, (b) enter into a loan transaction with BLACK BOX HOLDING COMPANY, a Delaware corporation, having its principal place of business at 65 Allerton Street, Boston, Massachusetts 02119 (the "Borrower"), which loan transaction is evidenced, in part, by a Promissory Note of even date made by the Borrower to the order of the Lender, in the original principal amount of THREE HUNDRED SIXTY TWO THOUSAND TWO HUNDRED TWENTY-FIVE DOLLARS ($362,225.00) (the "Note"), the advances under which Note are to be used by the Borrower to make equity contributions to the Guarantor in order to enable the Guarantor to fulfill its working capital obligations, [the Note, this Guaranty, the Facility Lease and all other documents and instruments now or hereafter evidencing or securing repayment of, or otherwise pertaining to and executed and delivered in connection with, the lease transaction evidenced by the Facility Lease as each may be modified and amended from time to time are hereinafter collectively referred to as the "Lease Documents"] and (c) make present and future loans, advances and extensions of credit to, for the account of or on behalf of the Borrower; the Guarantor, being a wholly-owned subsidiary of the Borrower, will receive, from the Borrower as equity contributions, amounts equal to the advances made under the Note, and, as such, will derive a substantial benefit from the consummation of the loan transaction evidenced by the Note, and hereby unconditionally guarantees to the Lender the full payment and performance of the Borrower's obligations under the Note (the "Note Obligations").

         This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Note Obligations and not merely of their collectibility, and is in no way conditioned upon any requirement that the Lender first collect


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or attempt to collect the Note Obligations or any portion thereof from the
Borrower or from any endorser, surety or other guarantor of any of the same or resort to any security or other means of obtaining the payment and/or performance of any of the Note Obligations that the Lender now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon any Lease Default (as defined in the Facility Lease), the Note Obligations and all liabilities and obligations of the Guarantor to the Lender, hereunder or otherwise, shall, at the option of the Lender, become immediately due and payable to the Lender without further demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions. This Guaranty shall continue in full force and effect until the complete payment and performance of all of the Note Obligations.

         All payments hereunder received by the Lender shall be applied by the Lender, without any marshalling of assets, towards the payment and/or performance of the Note Obligations and any other indebtedness of the Guarantor hereunder in such order as the Lender, in its sole and absolute discretion, may determine.

         2. DEFINED TERMS. Capitalized terms used herein and not otherwise specifically defined herein shall have the same meanings ascribed to such terms in the Facility Lease.

         3. THE GUARANTOR'S FURTHER AGREEMENTS TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor, to pay to the Lender forthwith upon demand, in funds immediately available to the Lender, all costs and expenses, including without limitation, court costs and attorneys' fees and expenses and court costs, reasonably incurred or expended by the Lender in connection with the collection or enforcement of the Note Obligations and the enforcement of all of the other obligations hereunder. Any amounts owed to the Lender under this Section 3 shall be a demand obligation and, if not paid within ten (10) days after demand, shall thereafter, to the extent then permitted by applicable law, bear interest at the Advances Rate (as hereinafter defined) until the date of payment. As used herein, the term "Advances Rate" shall be the rate of interest per annum equal to the greater of (a) eighteen percent (18%) per annum or (b) a variable rate of interest per annum equal to one hundred twenty percent (120%) of the Prime Rate; but in no event in excess of the maximum rate of interest permitted by applicable law to be charged by the Lender.

         4. LIABILITY OF THE GUARANTOR. This Guaranty is unlimited and the Guarantor shall be jointly and severally liable with every endorser, surety or other guarantor of any or all of the Note Obligations and the continuation of this Guaranty shall not be affected by the termination, discontinuance, release or modification of any agreement from any such endorser, surety or guarantor; provided, however, in no event shall the directors or officers of the Guarantor ever be personally liable to the Lender for the payment and/or performance of the Note Obligations or any obligation set forth under this Guaranty. Nothing contained herein or otherwise shall require the Lender to make demand upon or join the Borrower or any such endorser, surety or guarantor or other party in any suit brought upon this Guaranty; and the


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Guarantor hereby waives any right to require marshalling or exhaustion of any remedy against any collateral, other property, or any other Person primarily or secondarily liable.

         5. THE LENDER'S FREEDOM TO DEAL WITH THE BORROWER AND OTHER PARTIES. The Lender shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other Person who now is or after the date hereof becomes liable in any manner for any of the Note Obligations in such manner as the Lender, in its sole and absolute discretion, deems fit. The Lender and the other Meditrust Entities have full authority (in their sole and absolute discretion) to do any or all of the following things, none of which shall discharge or affect the Guarantor's liability hereunder:

         (a) extend credit, make loans and afford other financial accommodations to the Borrower and/or any of the Related Parties at such times, in such amounts and on such terms as the Lender may approve;

         (b) modify, amend, vary the terms and grant extensions or renewals of any present or future indebtedness or of any of the Note Obligations or any instrument relating to or securing the same;

         (c) grant time, waivers and other indulgences in respect of any of the Note Obligations;

         (d) vary, exchange, release or discharge, wholly or partially, or delay or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Note Obligations which the Lender or any of the other Meditrust Entities now has or acquires after the date hereof;

         (e) take or omit to take any of the actions referred to in any instrument evidencing, securing or relating to any of the Note Obligations or any actions under this Guaranty;

         (f) fail, omit or delay to enforce, assert or exercise any right, power or remedy conferred on the Lender or any of the other Meditrust Entities in this Guaranty or in any other instrument evidencing, securing or relating to any of the Note Obligations or take or refrain from taking any other action;

         (g) accept partial payments from the Borrower, any other member of the Leasing Group, any of the Related Parties or any other Person;

         (h) release or discharge, wholly or partially, the Borrower, any other member of the Leasing Group, any of the Related Parties and/or any other Person now or hereafter primarily or secondarily liable for the Note Obligations (or any portion thereof) or accept additional collateral for the payment of any Note Obligations;

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         (i) compromise or make any settlement or other arrangement with the
Borrower, any other member of the Leasing Group, any of the Related Parties or any other Person referred to in clause (h) above; and

         (j) consent to and participate in the proceeds of any assignment, trust or mortgage for the benefit of creditors.

         6. UNENFORCEABILITY OF NOTE OBLIGATIONS; INVALIDITY OF SECURITY OR OTHER GUARANTIES. The obligations of the Guarantor hereunder shall not be affected by any change in the beneficial ownership of the Borrower, any other member of the Leasing Group or any of the Related Parties, by reason of any disability of the Borrower, any other member of the Leasing Group or any Related Party or by any other circumstance (other than the complete payment and performance of the Note Obligations) which might constitute a defense available to, or a discharge of, the Borrower, any other member of the Leasing Group or any of the Related Parties in respect of any of the Note Obligations. If for any reason now or hereafter the Borrower, any other member of the Leasing Group or any of the Related Parties has no legal existence or is under no legal obligation to discharge any of the Note Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Note Obligations have become irrecoverable from the Borrower, any other member of the Leasing Group or any Related Party by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor and the Guarantor shall remain unconditionally liable for the complete payment and performance of the Note Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Note Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. This Guaranty shall continue to be effective or be reinstated, as the case may be, if, at any time, any payment of any of the Note Obligations is rescinded or must otherwise be returned by the Lender or any of the other Meditrust Entities, upon the insolvency, bankruptcy or reorganization of the Borrower or any of the Related Parties or otherwise, all as though such payment had not been made. The Guarantor covenants to cause the Borrower to maintain and preserve the enforceability of any instruments now or hereafter executed in favor of the Lender, and to take no action of any kind which might be the basis for a claim that the Guarantor has any defense hereunder other than the complete payment and performance of the Note Obligations.

         7. NO CONTEST WITH THE LENDER. No set-off, counterclaim, reduction or diminution of any obligation, or any claim or defense of any kind or nature which the Guarantor has or may have against the Borrower, any other member of the Leasing Group, any of the Related Parties or the Lender shall be available hereunder to the Guarantor. The Guarantor shall not assert and hereby waives any right whatsoever that the Guarantor may have at law or in equity, including, without limitation, any right of subrogation or to seek contribution, indemnification or any other form of reimbursement from the Borrower, any other endorser, surety or guarantor of any of the Note Obligations or any other Person now or

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hereafter primarily or secondarily liable for any of the Note Obligations. The
Guarantor shall not, in any proceedings under the Bankruptcy Code or insolvency proceedings of any nature, prove in competition with the Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower, any other member of the Leasing Group or any of the Related Parties or the benefit of any other security for any Note Obligation which, now or hereafter, the Guarantor may hold in competition with the Lender.

         8. SET-OFF. In addition to any rights now or hereafter granted under any agreement or applicable law and not by way of limitation of any such rights, upon the occurrence of any Lease Default, including, without limitation, any default by the Guarantor hereunder, the Lender and the other Meditrust Entities are hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Guarantor or to any other Person, all of which are hereby expressly waived, to set off and to appropriate and apply any and all deposits and any other indebtedness at any time held by or owing to the Lender (or any of the other Meditrust Entities) to or for the credit or the account of the Guarantor against and on account of the Note Obligations and liabilities of the Guarantor to the Lender or any of the other Meditrust Entities under this Guaranty or otherwise, irrespective of whether or not the Lender or any of the other Meditrust Entities shall have made any demand hereunder or under any Related Party Agreement and although said Note Obligations, liabilities or claims, or any of them, may then be contingent or unmatured and without regard to the availability or adequacy of other collateral. The Guarantor also grants to the Lender (and the other Meditrust Entities) a security interest in all of the Guarantor's deposits, securities and other property at any time and from time to time, in the possession of the Lender (or any of the other Meditrust Entities) and, upon the occurrence of any Lease Default, the Lender and the other Meditrust Entities may exercise all rights and remedies of a secured party under the Massachusetts Uniform Commercial Code. The Lender and the other Meditrust Entities shall have no duty to take steps to preserve rights against prior parties as to such securities or other property.

         The Guarantor hereby agrees that all collateral now or hereafter granted as security for any indebtedness of the Guarantor to the Lender and/or the other Meditrust Entities shall be deemed to be additional collateral securing this Guaranty and the Note Obligations.

         9. WAIVERS. The Guarantor waives presentment for payment, demand, protest, notice of nonpayment, notice of dishonor, protest of any dishonor, suretyship defenses, notice of protest and protest of the Lease Documents, and all other notices in connection with (a) the delivery or the acceptance of the Lease Documents and any reliance thereon and/or (b) the performance, default (except notice of default as specifically elsewhere required under any of the Lease Documents) or enforcement of any obligation under the Lease Documents, and agrees that its liability shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Lender; and the Guarantor consents to any and

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all extensions of time, renewals, waivers or modifications that may be granted or consented to by the Lender with respect to the payment or performance of any obligations under the Lease Documents and to the release of the Collateral (or any part thereof), with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties to the Lease Documents without notice to the Guarantor or affecting the liability of the Guarantor hereunder or under any of the other Lease Documents to which the Guarantor is a party.

         10. NOTICES. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

IF TO THE GUARANTOR:       Black Box of Lewisburg, Inc.
                           65 Allerton Street
                           Boston, MA  02119
                           Attn:  Walter K. McDonough

IF TO THE LESSOR:          Meditrust Acquisition Corporation II
                           197 First Avenue
                           Needham Heights, Massachusetts 02194
                           Attn:  President

WITH COPIES TO:            Meditrust Acquisition Corporation II
                           197 First Avenue
                           Needham Heights, Massachusetts 02194
                           Attn:  General Counsel

                           Nutter, McClennen & Fish, LLP
                           One International Place
                           Boston, Massachusetts  02110-2699
                           Attn:  Marianne Ajemian, Esq.

or at such other place as any of the parties hereto may from time to time hereunder designate to the others in writing. Any notice given to the Guarantor by the Lender at any time shall not imply that such notice or any further or similar notice was or is required.


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         11. GOVERNING LAW. This Guaranty shall be construed, and the rights and obligations of the Lender and the Guarantor shall be determined, in accordance with the laws of the Commonwealth of Massachusetts.

         The Guarantor hereby consents to personal jurisdiction in the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to any of the Lease Documents, the negotiation and/or consummation of the transactions evidenced by the Lease Documents, the Lender's relationship with any member of the Leasing Group in connection with the transactions evidenced by the Lease Documents and/or the performance of any obligation or the exercise of any remedy under any of the Lease Documents and expressly waives any and all objections the Guarantor may have as to venue in any of such courts.

         12. GENERAL PROVISIONS; RULES OF CONSTRUCTION. The provisions set forth in Article 23 and Sections 2.2, 11.5.4, 16.8 through 16.10, 24.2 through 24.10 and 24.12 of the Facility Lease are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Guaranty as if set forth in full herein.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as an instrument under seal as of the 31st day of December, 1997.


WITNESS:                                    GUARANTOR:

                                            BLACK BOX OF LEWISBURG, INC.,
                                            a Delaware corporation



/s/ Signature Illegible                  By: /s/ Signature Illegible
----------------------------------          ----------------------------------
Name:                                       Name:
                                            Title:

Schedule to Exhibit 10.49 filed pursuant to Instruction 2 to Item 601(a) of Regulation S-K



                Guaranty to Meditrust Acquisition Corporation II

Project               Guarantor                      Original Principal Amount     Date
-------               ---------                      -------------------------     ----
Blytheville, AR       TC Realty of Blytheville, Inc.        $615,993              12/19/97

Maumelle, AR          TC Realty of Maumelle, Inc.           $616,343              12/19/97

Mountain Home,        TC Realty of Mountain                 $580,002              12/19/97
AR                    Home, Inc.

Pocahontas, AR        TC Realty of Pocahontas, Inc.         $507,513              12/19/97

Sherwood, AR          TC Realty of Sherwood, Inc.           $564,533              12/19/97

Altoona, PA           TC Realty of Altoona, Inc.            $825,477              12/19/97

Reading, PA           TC Realty of Reading, Inc.            $817,060              12/19/97

Dillsburg, PA         Black Box of Dillsburg, Inc.          $517,564              12/31/97

Martinsburg, WV       Black Box of Martinsburg, Inc.        $517,464              12/31/97

Peckville, PA         Black Box of Peckville, Inc.          $155,239              12//31/97

Berwick, PA           TC Realty of Berwick, Inc.            $362,225              1/7/98

Chippewa, PA          TC Realty of Chippewa, Inc.           $517,464              1/7/98

Lewistown, PA         TC Realty of Lewistown, Inc.          $362,225              1/7/98